As filed with the Securities and Exchange Commission on June 8, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101
(Address of principal executive offices) (Zip code)

J. Glenn Haber
601 Union Street, Suite 2801, Seattle, WA 98101
(Name and address of agent for service)

(800) 248-6314
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2007

Item 1. Report to Stockholders.

RAINIER FUNDSMarch 31, 2007

Table of Contents

LETTER TO SHAREHOLDERS	3
COMMENTS FROM INVESTMENT ADVISOR	4
PORTFOLIO INVESTMENT RETURNS
Large Cap Equity Portfolio (Formerly Core Equity Portfolio)	5
Large Cap Growth Equity Portfolio (Formerly Growth Equity Portfolio)	6
Mid Cap Equity Portfolio	7
Small/Mid Cap Equity Portfolio	8
Balanced Portfolio	9
Intermediate Fixed Income Portfolio	10
FUND EXPENSES	12
SCHEDULES OF INVESTMENTS
Large Cap Equity Portfolio (Formerly Core Equity Portfolio)	14
Large Cap Growth Equity Portfolio (Formerly Growth Equity Portfolio)	16
Mid Cap Equity Portfolio	18
Small/Mid Cap Equity Portfolio	20
Balanced Portfolio	23
Intermediate Fixed Income Portfolio	26
STATEMENTS OF ASSETS AND LIABILITIES	28
STATEMENTS OF OPERATIONS	30
STATEMENTS OF CHANGES IN NET ASSETS	32
FINANCIAL HIGHLIGHTS	35
NOTES TO FINANCIAL STATEMENTS	46
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
TAX INFORMATION	52
DIRECTORY OF FUNDS’ SERVICE PROVIDERS	52
TRUSTEE AND OFFICER INFORMATION	53
GENERAL INFORMATION	54
INDEX DESCRIPTIONS	56

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

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Letter to Shareholders

Dear Shareholders,

As Chairman of Rainier Funds and a fellow shareholder, I’d like to express once again our appreciation for your valued investment in one of the six Portfolios covered in this report. This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2007. Also, you will see commentaries for each of the six Portfolios, which cover the last 12 months, followed by investment total returns. This report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a Report of the Independent Registered Public Accounting Firm, written by KPMG LLP.

NAME CHANGE
We have changed the name of two of our Portfolios (all share classes) effective February 20, 2007.

PREVIOUS NAME	NEW NAME

CORE EQUITY	LARGE CAP EQUITY

GROWTH EQUITY	LARGE CAP GROWTH EQUITY

We have changed the names, but rest assured that we have not changed the way we manage the Portfolios or the Portfolio objectives. The team, philosophy, process and portfolio construction are exactly the same as before the name change. The purpose of the name change is simply to better align the names of the Portfolios with the style and market capitalization segments into which they fall and are often categorized by rating agencies. We realize this change will take some time to get used to, and we appreciate your understanding.

INSTITUTIONAL SHARES NOW AVAILABLE FOR LARGE CAP GROWTH EQUITY PORTFOLIO
Investors can now access the Institutional Class shares for the Large Cap Growth Equity Portfolio (RLGIX) with a minimum investment of $500,000.

NEW LOGO AND COLORS
You have undoubtedly noticed that we are sporting new colors and have revamped our logo. Nothing too dramatic behind the change in our graphic design, other than a general freshening up of our materials. We’re still the same company, renewing our commitment each and every day. We also invite you to visit our revamped website at www.rainierfunds.com.

Thank you again for your investment in the Rainier Funds. We are working to earn your trust and confidence every day.

Sincerely,

J. Glenn Haber
Chairman
Rainier Investment Management Mutual Funds

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Comments from Investment Advisor

ABOUT THE ADVISOR:
The Investment Advisor to the Funds is Rainier Investment Management, Inc.® (RIM) located in Seattle, Washington. RIM manages $12.3 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS
The year ending March 31, 2007 yielded further gains for equity investors, albeit with fairly wide disparity between large- and small-capitalization stocks, as well as between growth and value shares. In general, the Rainier Portfolios invested in equities posted results that were below our primary benchmarks but above growth-style indices for this period.

A correction precipitated by concerns related to higher energy prices and the risk of inflation commenced in the spring of 2006, which marked the beginning of a several-month stretch during which our positioning and stock selection faced headwinds. Our thesis throughout this period was that the rate of growth in the U.S. economy would slow, but also that a recession would be avoided and that inflation would remain subdued. As the equity markets stabilized over the summer, stock prices resumed their upward trend in the fall and into the first quarter of 2007. Growth in the U.S. economy slowed, largely due to a major slowdown in housing activity, but worldwide economic growth remained healthy.

When we wrote our report to you last year, we stated that we doubted small- and mid-caps would continue to far outperform large-capitalization shares. The relative performance of large-cap stocks did in fact improve substantially during the last year in comparison to the Russell 2000® Index, and the returns from our equity Portfolios reflected this. We continue to believe that looking forward it is likely that the returns of large-capitalization shares will be more competitive than they have been in recent years compared to those of small companies. A more challenging equity environment, should it develop, might also reward larger-capitalization shares at the expense of smaller-capitalization issues.

FIXED-INCOME COMMENTS
After two years of rising interest rates and significantly below-average bond returns, traditional fixed-income investors enjoyed more normalized returns for the one-year period ending March 31, 2007. The Lehman U.S. Government/Credit Intermediate Bond Index gained 6.14% as the Federal Reserve abandoned its two-year tightening cycle increasing short-term rates from a historically low 1.00% to the current 5.25%, as the economy began to show some signs of slowing. The majority of the year the bond market could be characterized by low volatility, high liquidity and historically tight credit spreads. That is until a sudden storm hit the financial markets in late February. Rising homeowner mortgage delinquencies in the subprime market, coupled with comments from former Federal Reserve Chairman Alan Greenspan about the “possibility” that the U.S. economy might be heading toward a recession, sent investors fleeing for the safety of high-quality bonds. Bond prices rose as investors feared the fallout from the subprime sector would spill over into the broader economy and inevitably force the Federal Reserve to begin lowering interest rates sooner rather than later.

More time will be needed to assess incoming economic data to see how severe the housing market correction will be and what implications that has for consumer spending and the effects on the rest of the economy, if any. The Federal Reserve has made it clear that it is willing to risk a slowdown in growth to ensure that inflation remains tame. With yields on diversified high-quality portfolios in the 5% range and the possibility of future rate increases largely behind us, we believe there is strong evidence that we should continue to see more normalized returns from fixed income, particularly in intermediate-term portfolios.

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PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio
(Formerly Core Equity Portfolio)

COMMENTARY:
The Large Cap Equity Portfolio rose 9.26% over the last year, compared with an 11.83% increase in the Standard & Poor’s 500 Index®. Top-performing holdings in the Portfolio included retailer Kohl’s, specialty metals manufacturer Precision Castparts and Latin American wireless provider America Movil. Two stocks that have been in the Portfolio for several years and that continued to perform well were Prudential Financial and Gilead Sciences. Performance was hindered by poor results from semiconductor firms such as Marvell Technology and Analog Devices, as well as by our underweighting of financial stocks and large integrated oil companies such as Exxon Mobil. We continue to have a favorable view of energy stocks, but we prefer offshore drillers Transocean and Diamond Offshore and service companies Schlumberger and National-Oilwell Varco.

OBJECTIVE:
The Large Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of large-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*
Large Cap Equity*
Original Shares	6.97%	9.26%	11.42%	6.60%	8.77%	12.30%
Large Cap Equity*
Institutional Shares	7.13	9.61	11.73	6.87	8.91	12.41
S&P 500 Index	7.38	11.83	10.06	6.27	8.20	11.36
Russell 1000 Growth Index	7.19	7.06	7.01	3.48	5.51	9.26
Consumer Price Index	1.21	2.78	3.10	2.81	2.53	2.60
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.13% and for Institutional Shares is 0.88% as of 3/31/06.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 56 for index descriptions.
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PORTFOLIO INVESTMENT RETURNS

Large Cap Growth Equity Portfolio
(Formerly Growth Equity Portfolio)

COMMENTARY:
The Large Cap Growth Equity Portfolio rose 7.18%, in line with the 7.06% increase in the Russell 1000® Growth Index. Among the best performers in the Portfolio were specialty metal manufacturer Precision Castparts, Internet search giant Google, gaming and lodging leader MGM Mirage and women’s handbag and accessory retailer Coach. Apple Computer and Cognizant Technology Solutions were also major contributors to returns. Semiconductor manufacturers Marvell Technology and Broadcom hurt, as did Legg Mason. We were surprised at the large gap between large-growth and large-value performance—almost 10%. We expect this “gap” to narrow in the coming year, primarily because of the depressed valuations of many large-growth companies and the extended prices of many value shares.

OBJECTIVE:
The Large Cap Growth Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of large-capitalization growth companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*+
Large Cap Growth Equity*
Original Shares	10.37%	7.18%	11.29%	7.24%	-	-2.92%
Large Cap Growth Equity*
Institutional Shares+	10.37	7.18	11.29	7.24	-	-2.92
Russell 1000 Growth Index	7.19	7.06	7.01	3.48	-	-5.31
S&P 500 Index	7.38	11.83	10.06	6.27	-	0.93
Consumer Price Index	1.21	2.78	3.10	2.81	-	2.65
Inception date 6/15/00 (Original Shares) +Inception date 2/20/07 (Institutional Shares)

Gross and Net Expense Ratios for Original Shares are 1.72% and 1.19%, respectively, as of 3/31/06. Gross and Net Expense Ratios for Institutional Shares are 1.47% and 0.94%, respectively, as of 3/31/06. Contractual fee waivers in effect until 3/31/08.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 2/20/07. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 56 for index descriptions.
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PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

COMMENTARY:
The Mid Cap Equity Portfolio rose 14.90% compared to the 11.79% rise in the Russell Midcap® Index. Performance in the Portfolio was boosted by Riverbed Technology, a specialist in high-performance wide-area networking. The Portfolio also benefited from investments in specialty metals producer Precision Castparts, auctioneer Sotheby’s, titanium metal producer RTI International Metals and power equipment and drilling platform specialist McDermott International. Three retailers made major contributions to returns—Coach, Kohl’s and GameStop. It was a challenging stretch for semiconductor companies—Marvell Technology Group, Microsemi and Broadcom detracted from performance. Set-backs in the Portfolio during the year were limited, however, and performance results for the Portfolio were the highest among the Rainer Portfolios invested in equities.

OBJECTIVE:
The Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of mid-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*
Mid Cap Equity*
Original Shares	15.90%	14.90%	-	-	-	21.83%
Mid Cap Equity*
Institutional Shares	16.02	15.19	-	-	-	22.14
Russell Midcap Index	12.38	11.79	-	-	-	14.72
Russell Midcap Growth Index	11.18	6.90	-	-	-	10.56
Consumer Price Index	1.21	2.78	-	-	-	4.29
Inception date 12/27/05

Gross and Net Expense Ratios for Original Shares are 5.37% and 1.35%, respectively, as of 3/31/06. Gross and Net Expense Ratios for Institutional Shares are 5.14% and 1.10%, respectively, as of 3/31/06. Contractual fee waivers in effect until 3/31/08.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 56 for index descriptions.
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PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

COMMENTARY:
The Small/Mid Cap Equity Portfolio rose 7.45%, just below the 8.23% return of the Russell 2500™ Index. Among the top contributors were titanium producer RTI International Metals, art auctioneer Sotheby’s, commercial real-estate specialist Trammell Crow and video-game retailer GameStop. Precision Castparts was also a top performer. Detractors to performance included Joy Global and semiconductor companies Marvell Technology and Microsemi. Joy Global, after being a top contributor in 2005 and 2006, declined sharply during the year due to concerns about excess coal supply and coal inventory accumulation in North America. Joy’s competitive position in subsurface mining has not eroded, however, and we continue to believe that the underlying fundamentals of the company remain attractive.

OBJECTIVE:
The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of small- and mid-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*
Small/Mid Cap Equity*
Original Shares	15.59%	7.45%	17.18%	14.27%	12.67%	15.25%
Small/Mid Cap Equity*
Institutional Shares	15.73	7.75	17.47	14.54	12.81	15.36
Russell 2500 Index	12.56	8.23	13.26	12.15	12.03	12.99
Russell 2500 Growth Index	12.61	4.44	11.12	9.13	8.43	9.53
Consumer Price Index	1.21	2.78	3.10	2.81	2.53	2.60
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.21% and for Institutional Shares is 0.96% as of 3/31/06.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 56 for index descriptions.
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PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

COMMENTARY:
The Balanced Portfolio rose 8.00% during the year compared to the 9.51% return of the Balanced Index. The stock component of the Portfolio generated returns that were slightly above those posted by the fixed-income segment. In addition to the companies mentioned in the Large Cap Equity Portfolio Commentary, stocks that contributed to portfolio performance included Hilton Hotels, asset manager Franklin Resources and Texas Utilities. Returns in the various types of bonds held in the Portfolio were similar, with the best-performing segment being Corporates. The asset mix in the Portfolio at the end of the year was 62% stocks and 38% bonds and cash equivalents, in line with our long-term target allocation.

OBJECTIVE:
The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Portfolio invests primarily in a diversified portfolio of common stock of companies traded in the U.S. and investment-grade debt securities and cash-equivalent securities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*
Balanced*
Original Shares	5.40%	8.00%	7.80%	6.18%	7.69%	9.72%
Balanced*
Institutional Shares	5.51	8.24	8.05	6.44	7.83	9.82
Balanced Index	5.48	9.51	7.12	5.83	7.52	9.44
S&P 500 Index	7.38	11.83	10.06	6.27	8.20	11.36
Lehman U.S. Govt./Credit
Intermediate Bond Index	2.64	6.14	2.59	4.90	5.98	6.22
Consumer Price Index	1.21	2.78	3.10	2.81	2.53	2.60
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.19% and for Institutional Shares is 0.94% as of 3/31/06.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment performance reflects fee reductions and/or recoupment. In the absence of such reductions, total returns would be reduced. In the absence of recoupment, total returns would be greater. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 56 for index descriptions.
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PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

COMMENTARY:
The one-year period through March 31 was a relatively good year for bond investors, as the Intermediate Fixed Income Portfolio rose 5.91% compared to a 6.14% return on the Lehman U.S. Government/Credit Intermediate Bond Index. After two rate increases early in the period, the Federal Reserve ceased its two-year tightening trend as signs began to appear that the economy was slowing. Corporate bonds performed well despite continued “event risk” fueled by historically large and frequent leveraged buyouts (LBOs) and housing-related weakness. Mortgage-backed securities posted their biggest performance advantage over Treasuries since 1999, and our overweight to the sector was an overall positive contributor to performance. We are becoming more confident that the majority of rate increases are behind us and that the Federal Reserve will hold rates steady for the foreseeable future.

OBJECTIVE:
The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Portfolio invests primarily in a diversified portfolio of investment-grade debt securities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2007
	6	1	3	5	10	Since
	Months	Year	Years*	Years*	Years*	Inception*
Intermediate Fixed
Income*	2.46%	5.91%	2.11%	4.41%	5.50%	5.58%
Lehman U.S. Govt./Credit
Intermediate Bond Index	2.64	6.14	2.59	4.90	5.98	6.22
Citigroup 3-month
Treasury Bill Index	2.54	5.01	3.34	2.51	3.67	4.04
Consumer Price Index	1.21	2.78	3.10	2.81	2.53	2.60
Inception date 5/10/94

Gross and Net Expense Ratios are 0.86% and 0.55%, respectively, as of 3/31/06. Contractual fee waivers in effect until 3/31/08.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 56 for index descriptions.
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Fund Expenses

Rainier Funds
March 31, 2007 (Unaudited)

EXPENSE EXAMPLES
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/06 and held for the entire period from 10/1/06 to 3/31/07.

ACTUAL EXPENSES
The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the appropriate column for your share class, found in the row entitled “Expenses Paid during Period,” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,069.70	$1,071.30	$1,019.58	$1,020.81
Expenses Paid during Period*	$5.54	$4.27	$5.41	$4.16

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Original, 0.82% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

LARGE CAP GROWTH EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,103.70	$976.10	$1,019.00	$1,020.26
Expenses Paid during Period*	$6.24	$4.61	$5.99	$4.72

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 for the Original class (to reflect the six-month period) and multiplied by 39/365 for the Institutional class (to reflect the 39-day period since the inception of the class).

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MID CAP EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,159.00	$1,160.20	$1,018.39	$1,019.65
Expenses Paid during Period*	$7.06	$5.70	$6.60	$5.33

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Original, 1.06% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO
Expenses Example
	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,155.90	$1,157.30	$1,019.03	$1,020.26
Expenses Paid during Period*	$6.36	$5.04	$5.95	$4.72

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.18% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,054.00	$1,055.10	$1,019.61	$1,020.84
Expenses Paid during Period*	$5.47	$4.20	$5.37	$4.13

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Original, 0.82% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO
Expenses Example

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/06)	$1,000.00	$1,000.00
Ending Account Value (3/31/07)	$1,024.60	$1,022.19
Expenses Paid during Period*	$2.78	$2.77

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

P / 13

SCHEDULES OF INVESTMENTS

Large Cap Equity Portfolio

Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007

COMMON STOCKS
(98.7%)	Shares	Value
CONSUMER DISCRETIONARY (10.4%)
Best Buy Co. Inc.	123,100	$5,997,432
Comcast Corp. Cl. A*	424,875	11,025,506
Gildan Activewear Inc.*	95,500	5,620,175
Hilton Hotels Corp.	182,325	6,556,407
J.C. Penney Co., Inc.	44,850	3,684,876
Kohl’s Corp.*	165,350	12,667,464
News Corp.	403,350	9,325,452
Panera Bread Co.*	94,050	5,554,593
Target Corp.	153,950	9,123,077
Tiffany & Co.	60,150	2,735,622
Total Consumer Discretionary		72,290,604
CONSUMER STAPLES (7.4%)
Fomento Economico Mexicano S.A. de C.V. - ADR	42,950	4,741,251
PepsiCo, Inc.	340,877	21,666,142
Procter & Gamble Co.	397,438	25,102,184
Total Consumer Staples		51,509,577
ENERGY (10.6%)
Diamond Offshore Drilling, Inc.	94,050	7,613,347
EnCana Corp.	154,750	7,834,993
National-Oilwell Varco, Inc.*	78,158	6,079,911
Royal Dutch Shell PLC - ADR	160,050	10,611,315
Schlumberger Limited	170,100	11,753,910
Total SA - ADR	139,850	9,758,733
Transocean, Inc.*	204,600	16,715,820
Ultra Petroleum Corp.*	74,300	3,947,559
Total Energy		74,315,588
FINANCIALS (19.0%)
ACE Limited	131,250	7,489,125
American Express Co.	165,000	9,306,000
American International Group, Inc.	254,407	17,101,239
Ameriprise Financial, Inc.	65,350	3,734,099
Assurant, Inc.	76,200	4,086,606
Bank of America Corp.	181,692	9,269,926
Citigroup, Inc.	71,186	3,654,689
Franklin Resources, Inc.	96,700	11,684,261
Goldman Sachs Group, Inc.	49,525	10,233,351
Hartford Financial Services Group, Inc.	73,500	7,025,130
J.P. Morgan Chase & Co.	110,850	5,362,923
Merrill Lynch	84,550	6,905,198
Morgan Stanley	63,250	4,981,570
Northern Trust Corp.	100,200	6,026,028
Prudential Financial, Inc.	180,200	16,264,852
W.R. Berkley Corp.	128,200	4,245,984
Wells Fargo & Co.	158,400	5,453,712
Total Financials		132,824,693
HEALTH CARE (12.8%)
Aetna, Inc.	121,250	5,309,537
Amgen Inc.*	67,875	3,792,855
Barr Pharmaceuticals, Inc.*	101,450	4,702,207
Cytyc Corp.*	98,700	3,376,527
Genentech, Inc.*	49,350	4,052,622
Genzyme Corp.*	57,850	3,472,157
Gilead Sciences, Inc.*	176,750	13,521,375
Johnson & Johnson	111,177	6,699,526
Medtronic, Inc.	156,250	7,665,625
Novartis AG - ADR	204,700	11,182,761
Omnicare, Inc.	80,000	3,181,600
Roche Holdings Ltd. AG - ADR	58,100	5,116,112
Shire Pharmaceuticals Group PLC - ADR	32,913	2,037,315
ThermoFisher Scientific*	67,950	3,176,662
Wyeth	247,150	12,364,915
Total Health Care		89,651,796

P / 14

INDUSTRIALS (11.8%)
Boeing Co.	76,025	6,759,383
Caterpillar Inc.	43,800	2,935,914
Deere & Co.	50,500	5,486,320
FedEx Corp.	58,650	6,300,769
General Electric Co.	599,474	21,197,401
Honeywell International Inc.	80,250	3,696,315
Joy Global, Inc.	114,212	4,899,695
McDermott International, Inc.*	155,562	7,619,427
Precision Castparts Corp.	86,550	9,005,527
Rockwell Automation, Inc.	42,725	2,557,946
Southwest Airlines Co.	334,700	4,920,090
United Technologies Corp.	106,750	6,938,750
Total Industrials		82,317,537
INFORMATION TECHNOLOGY (18.5%)
Adobe Systems Inc.*	117,498	4,899,667
Apple Inc.*	66,550	6,183,160
ASML Holding N.V. - ADR*	237,700	5,883,075
Autodesk, Inc.*	159,600	6,000,960
Cisco Systems, Inc.*	426,635	10,891,992
Citrix Systems, Inc.*	137,550	4,405,726
Comverse Technology, Inc.*	194,600	4,154,710
Corning Inc.*	353,325	8,034,610
Google, Inc. Cl. A*	21,150	9,690,084
Hewlett-Packard Co.	266,550	10,699,317
Intersil Corp.	207,800	5,504,622
Marvell Technology Group Ltd.*	287,650	4,835,397
Microchip Technology, Inc.	133,700	4,750,361
Microsoft Corp.	349,986	9,754,110
Oracle Corp.*	473,550	8,585,461
QUALCOMM, Inc.	214,285	9,141,398
Texas Instruments, Inc.	243,341	7,324,564
Trimble Navigation Ltd.*	80,050	2,148,542
Yahoo!, Inc.*	203,000	6,351,870
Total Information Technology		129,239,626
MATERIALS (4.6%)
Alcoa, Inc.	158,065	5,358,403
Allegheny Technologies, Inc.	48,100	5,131,789
Companhia Vale do Rio Doce - ADR	143,000	5,289,570
E.I. du Pont de Nemours & Co.	125,150	6,186,165
Potash Corp. of Saskatchewan	31,800	5,085,774
Weyerhaeuser Co.	68,350	5,108,479
Total Materials		32,160,180
TELECOMMUNICATION SERVICES (1.7%)
America Movil S.A.B. de C.V. - ADR	252,700	12,076,533
Total Telecommunication Services		12,076,533
UTILITIES (1.9%)
Constellation Energy Group, Inc.	95,350	8,290,682
Dominion Resources, Inc.	28,600	2,538,822
Questar Corp.	27,150	2,422,052
Total Utilities		13,251,556
TOTAL COMMON STOCKS
(cost $561,645,621)		$689,637,690

SHORT-TERM INVESTMENTS
(3.4%)	Principal Amount	Value
COMMERCIAL PAPER (3.4%)
Devon Energy
5.450%, 04/02/2007	$23,405,000	$23,401,457
VARIABLE-RATE DEMAND NOTES** (0.0%)
Wisconsin Corp. Central Credit Union
4.990%	214,140	214,140
TOTAL SHORT-TERM INVESTMENTS
(cost $23,615,597)		$23,615,597
TOTAL INVESTMENTS (102.1%)
(cost $585,261,218)		$713,253,287
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)		(14,503,287)
NET ASSETS (100.0%)		$698,750,000

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.
P / 15

SCHEDULES OF INVESTMENTS

Large Cap Growth Equity Portfolio

Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007

COMMON STOCKS
(98.3%)	Shares	Value
AUTOS AND TRANSPORTATION (2.6%)
Expeditors International of Washington, Inc.	6,200	$256,184
FedEx Corp.	5,825	625,780
Total Autos and Transportation		881,964
CONSUMER DISCRETIONARY AND SERVICES (17.5%)
Coach, Inc.*	5,850	292,792
Google, Inc. Cl. A*	2,500	1,145,400
Hilton Hotels Corp.	14,625	525,915
Kohl’s Corp.*	5,700	436,677
MGM Mirage*	10,450	726,484
News Corp.	32,725	756,602
Nike, Inc.	7,125	757,103
Panera Bread Co.*	4,600	271,676
Starbucks Corp.*	21,050	660,128
Yahoo!, Inc.*	9,500	297,255
Total Consumer Discretionary and Services		5,870,032
CONSUMER STAPLES (4.0%)
PepsiCo, Inc.	7,050	448,098
Procter & Gamble Co.	14,400	909,504
Total Consumer Staples		1,357,602
ENERGY (6.2%)
National-Oilwell Varco, Inc.*	5,800	451,182
Noble Corp.	2,650	208,502
Schlumberger Limited	11,275	779,102
Transocean, Inc.*	5,550	453,435
Ultra Petroleum Corp.*	3,450	183,299
Total Energy		2,075,520
FINANCIAL SERVICES (12.0%)
Affiliated Managers Group, Inc.*	4,875	528,206
Alliance Data Systems Corp.*	4,350	268,047
American Express Co.	8,850	499,140
Chicago Mercantile Exchange Holdings Inc.	570	303,502
Franklin Resources, Inc.	4,400	531,652
Goldman Sachs Group, Inc.	4,075	842,017
Lazard Ltd Cl. A	5,175	259,682
Morgan Stanley	3,000	236,280
Paychex, Inc.	3,000	113,610
Prudential Financial, Inc.	4,975	449,044
Total Financial Services		4,031,180

P / 16

HEALTH CARE (18.4%)
Abbott Laboratories	3,700	$206,460
Alcon, Inc.	4,475	589,895
Cytyc Corp.*	7,650	261,706
Genentech, Inc.*	8,050	661,066
Genzyme Corp.*	2,550	153,051
Gilead Sciences, Inc.*	9,850	753,525
Intuitive Surgical, Inc.*	3,700	449,809
Medtronic, Inc.	7,525	369,176
Novartis AG - ADR	6,775	370,118
Respironics, Inc.*	5,750	241,442
Roche Holding Ltd. AG - ADR	6,050	532,745
ThermoFisher Scientific*	6,050	282,838
UnitedHealth Group Inc.	12,550	664,774
Zimmer Holdings, Inc.*	7,600	649,116
Total Health Care		6,185,721
MATERIALS AND PROCESSING (5.8%)
Allegheny Technologies, Inc.	4,500	480,105
Monsanto Co.	10,150	557,844
Precision Castparts Corp.	8,675	902,634
Total Materials and Processing		1,940,583
OTHER (2.1%)
General Electric Co.	9,200	325,312
McDermott International, Inc.*	7,925	388,166
Total Other		713,478
PRODUCER DURABLES (5.1%)
ASML Holding N.V. - ADR*	16,250	402,187
Boeing Co.	6,000	533,460
Deere & Co.	2,250	244,440
United Technologies Corp.	8,225	534,625
Total Producer Durables		1,714,712
TECHNOLOGY (20.3%)
Adobe Systems Inc.*	10,325	430,552
Akamai Technologies, Inc.*	6,075	303,264
Apple Inc.*	5,150	478,486
Autodesk, Inc.*	8,325	313,020
Cisco Systems, Inc.*	32,675	834,193
Citrix Systems, Inc.*	4,850	155,345
Cognizant Technology Solutions Corp.*	3,850	339,839
Corning Inc.*	15,175	345,079
Marvell Technology Group Ltd.*	18,150	305,102
Microchip Technology, Inc.	9,850	349,970
Microsoft Corp.	24,575	684,905
Network Appliance, Inc.*	12,350	451,022
Oracle Corp.*	33,250	602,823
QUALCOMM, Inc.	15,175	647,366
Research In Motion Ltd.*	2,450	334,401
Texas Instruments Inc.	8,675	261,118
Total Technology		6,836,485
UTILITIES (4.3%)
America Movil S.A.B. de C.V. - ADR	5,075	242,534
Comcast Corp. Cl. A*	19,900	516,405
NII Holdings, Inc.*	9,425	699,147
Total Utilities		1,458,086
TOTAL COMMON STOCKS
(cost $30,988,820)		$33,065,363
SHORT-TERM INVESTMENTS
(3.3%)	Principal Amount	Value
COMMERCIAL PAPER (3.0%)
Devon Energy
5.450%, 04/02/2007	$1,001,000	$1,000,848
VARIABLE-RATE DEMAND NOTES** (0.3%)
Wisconsin Corp. Central Credit Union
4.990%	99,229	99,229
TOTAL SHORT-TERM INVESTMENTS
(cost $1,100,077)		$1,100,077
TOTAL INVESTMENTS (101.6%)
(cost $32,088,897)		$34,165,440
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.6%)		(526,895)
NET ASSETS (100.0%)		$33,638,545

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.
P / 17

SCHEDULES OF INVESTMENTS

Mid Cap Equity Portfolio

Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007

COMMON STOCKS
(98.3%)	Shares	Value
AUTOS AND TRANSPORTATION (1.2%)
Southwest Airlines Co.	92,625	$1,361,588
Wabtec Corp.	26,000	896,740
Total Autos and Transportation		2,258,328
CONSUMER DISCRETIONARY AND SERVICES (12.9%)
aQuantive, Inc.*	47,200	1,317,352
Coach, Inc.*	26,850	1,343,842
GameStop Corp.*	76,450	2,489,976
Gildan Activewear Inc.*	33,750	1,986,188
Hilton Hotels Corp.	50,875	1,829,465
J.C. Penney Co., Inc.	12,625	1,037,270
Kohl’s Corp.*	28,575	2,189,131
Monster Worldwide, Inc.*	36,200	1,714,794
MSC Industrial Direct Co., Inc.	32,625	1,522,935
Panera Bread Co.*	27,750	1,638,915
Saks Inc.	48,600	1,012,824
Tiffany & Co.	16,650	757,242
Urban Outfitters, Inc.*	70,350	1,864,979
Vail Resorts, Inc.*	28,400	1,542,972
WESCO International, Inc.*	48,450	3,041,691
Total Consumer Discretionary and Services		25,289,576
CONSUMER STAPLES (2.0%)
Church & Dwight Co., Inc.	39,475	1,987,566
Fomento Economico Mexicano S.A. de C.V. - ADR	17,425	1,923,546
Total Consumer Staples		3,911,112
ENERGY (11.4%)
Diamond Offshore Drilling, Inc.	34,675	$2,806,941
Dril-Quip, Inc.*	55,850	2,417,188
National-Oilwell Varco, Inc.*	32,450	2,524,285
Noble Corp.	70,125	5,517,435
NRG Energy, Inc.*	21,550	1,552,462
Oceaneering International, Inc.*	31,400	1,322,568
Tetra Technologies, Inc.*	31,350	774,659
Transocean Inc.*	46,250	3,778,625
Ultra Petroleum Corp.*	30,000	1,593,900
Total Energy		22,288,063
FINANCIAL SERVICES (20.1%)
ACE Limited	30,700	1,751,742
Affiliated Managers Group, Inc.*	17,690	1,916,711
Alliance Data Systems Corp.*	47,875	2,950,057
Allied World Assurance Holdings, Ltd.*	23,150	989,663
Ameriprise Financial, Inc.	33,150	1,894,191
Amvescap PLC - ADR	73,750	1,629,875
Arch Capital Group Ltd.*	16,775	1,144,223
Assurant, Inc.	29,225	1,567,337
Digital Realty Trust, Inc.	30,900	1,232,910
East West Bancorp, Inc.	51,975	1,911,121
Franklin Resources, Inc.	20,875	2,522,326
Lazard Ltd Cl. A	55,100	2,764,918
Northern Trust Corp.	52,550	3,160,357
Paychex, Inc.	52,750	1,997,642
Redwood Trust, Inc.	39,450	2,058,501
SEI Investments Co.	20,150	1,213,635
Sotheby’s Holdings, Inc. Cl. A	97,775	4,349,032
Sunstone Hotel Investors, Inc.	85,750	2,337,545
W.R. Berkley Corp.	57,200	1,894,464
Total Financial Services		S

P / 18

HEALTH CARE (12.8%)
Barr Pharmaceuticals, Inc.*	39,650	$1,837,777
Cytyc Corp.*	97,100	3,321,791
Endo Pharmaceuticals Holdings Inc.*	85,325	2,508,555
Genzyme Corp.*	24,511	1,471,150
Immucor, Inc.*	63,200	1,859,976
Intuitive Surgical, Inc.*	19,300	2,346,301
Inverness Medical Innovations, Inc.*	21,900	958,782
Kyphon Inc.*	22,200	1,002,108
Nektar Therapeutics*	46,300	604,678
Omnicare, Inc.	42,000	1,670,340
Psychiatric Solutions, Inc.*	34,700	1,398,757
QIAGEN N.V.*	60,150	1,033,377
Respironics, Inc.*	25,200	1,058,148
Shire Pharmaceuticals Group PLC - ADR	9,075	561,743
ThermoFisher Scientific*	30,350	1,418,863
United Therapeutics Corp.*	14,650	787,877
VCA Antech, Inc.*	35,300	1,281,743
Total Health Care		25,121,966
MATERIALS AND PROCESSING (6.5%)
Airgas, Inc.	23,600	994,740
Allegheny Technologies, Inc.	14,000	1,493,660
Chaparral Steel Co.	19,600	1,140,132
Potash Corp. of Saskatchewan	15,200	2,430,936
Precision Castparts Corp.	48,300	5,025,615
RTI International Metals, Inc.*	10,700	973,807
Weyerhaeuser Co.	9,050	676,397
Total Materials and Processing		12,735,287
OTHER (2.1%)
McDermott International, Inc.*	83,612	4,095,316
Total Other		4,095,316
PRODUCER DURABLES (8.4%)
ASML Holding N.V. - ADR*	72,675	1,798,706
Deere & Co.	8,350	907,144
General Cable Corp.*	47,300	2,527,239
Herman Miller, Inc.	97,075	3,251,042
Joy Global, Inc.	88,325	3,789,142
Manitowoc Co., Inc.	10,250	651,182
Opnext, Inc.*	48,000	709,920
Thomas & Betts Corp.*	57,625	2,813,253
Total Producer Durables		16,447,628
TECHNOLOGY (13.5%)
Adobe Systems Inc.*	22,975	$958,057
Autodesk, Inc.*	66,575	2,503,220
Ciena Corp.*	34,000	950,300
Citrix Systems, Inc.*	39,550	1,266,786
Cognizant Technology Solutions Corp.*	10,700	944,489
CommScope, Inc.*	45,500	1,951,950
Comverse Technology, Inc.*	54,550	1,164,643
F5 Networks, Inc.*	17,025	1,135,227
Harris Corp.	48,100	2,450,695
Intersil Corp.	73,300	1,941,717
Marvell Technology Group Ltd.*	105,400	1,771,774
Microchip Technology, Inc.	56,775	2,017,216
MICROS Systems, Inc.*	20,600	1,112,194
Network Appliance, Inc.*	61,625	2,250,545
Riverbed Technology, Inc.*	40,950	1,131,858
Rockwell Automation, Inc.	14,975	896,553
Trimble Navigation Ltd.*	35,750	959,530
Verifone Holdings, Inc.*	30,100	1,105,573
Total Technology		26,512,327
UTILITIES (7.4%)
Constellation Energy Group, Inc.	29,900	2,599,805
ITC Holdings Corp.	53,750	2,326,837
NII Holdings, Inc.*	29,950	2,221,691
PNM Resources, Inc.	94,200	3,042,660
PPL Corp.	39,225	1,604,303
Questar Corp.	29,100	2,596,011
Total Utilities		14,391,307
TOTAL COMMON STOCKS
(cost $178,531,847)		192,337,160
SHORT-TERM INVESTMENTS
(3.2%)	Principal Amount	Value
COMMERCIAL PAPER (3.1%)
Devon Energy
5.450%, 04/02/2007	$6,199,000	6,198,061
MONEY MARKET MUTUAL FUNDS (0.1%)
Fidelity Institutional Money Market
5.18%	153,287	153,287
TOTAL SHORT-TERM INVESTMENTS
(cost $6,351,348)		6,351,348
TOTAL INVESTMENTS (101.5%)
(cost $184,883,195)		$198,688,508
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)		(2,947,161)
NET ASSETS (100.0%)		$195,741,347

ADR - American Depository Receipt

*Non-income-producing security.

The accompanying notes are an integral part of these financial statements.
P / 19

SCHEDULES OF INVESTMENTS

Small/Mid Cap Equity Portfolio

Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007
COMMON STOCKS
(98.2%)	Shares	Value
AUTOS AND TRANSPORTATION (1.2%)
Skywest, Inc.	847,082	$22,727,210
Wabtec Corp.	877,950	30,280,496
Total Autos and Transportation		$53,007,706
CONSUMER DISCRETIONARY AND SERVICES (13.7%)
Administaff, Inc.	604,950	21,294,240
aQuantive, Inc.*	1,261,183	35,199,618
Coach, Inc.*	600,800	30,070,040
GameStop Corp.*	1,353,800	44,093,266
Genesco, Inc.*	314,850	13,075,720
J.C. Penney Co., Inc.	206,800	16,990,688
Kenexa Corp.*	504,300	15,698,859
The Knot, Inc.*	1,279,675	27,551,403
Monster Worldwide, Inc.*	584,500	27,687,765
MSC Industrial Direct Co., Inc. Cl. A	799,200	37,306,656
Navigant Consulting, Inc.*	963,100	19,030,856
Panera Bread Co.*	655,400	38,707,924
Rollins, Inc.	322,750	7,426,477
Ruth’s Chris Steak House, Inc.*	833,704	16,974,213
Saks Inc.	813,400	16,951,256
Texas Roadhouse, Inc.*	1,132,506	16,138,210
Urban Outfitters, Inc.*	850,000	22,533,500
Vail Resorts, Inc.*	472,150	25,651,910
ValueClick, Inc.*	1,103,838	28,843,287
Volcom, Inc.*	638,410	21,935,768
WESCO International, Inc.*	1,016,450	63,812,731
WMS Industries Inc.*	932,050	36,573,642
World Fuel Services Corp.	632,700	29,268,702
Total Consumer Discretionary and Services		612,816,731
CONSUMER STAPLES (2.3%)
Church & Dwight Co., Inc.	531,925	26,782,424
Flowers Foods, Inc.	962,450	29,037,117
Fomento Economico Mexicano S.A. de C.V. - ADR	424,575	46,868,834
Total Consumer Staples		102,688,375
ENERGY (10.3%)
Arena Resources, Inc.*	440,497	22,077,710
Core Laboratories N.V.*	256,000	21,460,480
Diamond Offshore Drilling, Inc.	843,675	68,295,491
Dril-Quip, Inc.*	1,316,900	56,995,432
Input/Output, Inc.*	1,460,900	20,131,202
National-Oilwell Varco, Inc.*	476,250	37,047,487
Noble Corp.	1,641,450	129,149,286
NRG Energy, Inc.*	304,200	21,914,568
Oceaneering International, Inc.*	802,750	33,811,830
Tetra Technologies, Inc.*	973,400	24,052,714
Ultra Petroleum Corp.*	494,800	26,288,724
Total Energy		461,224,924

P / 20

FINANCIAL SERVICES (21.6%)
Affiliated Managers Group, Inc.*	364,875	$39,534,206
Alliance Data Systems Corp.*	1,006,150	61,998,963
Allied World Assurance Holdings, Ltd.*	663,900	28,381,725
Ameriprise Financial, Inc.	498,650	28,492,861
Amvescap PLC - ADR	1,678,550	37,095,955
Arch Capital Group Ltd.*	644,360	43,951,796
Assurant, Inc.	756,250	40,557,687
Digital Realty Trust, Inc.	1,254,450	50,052,555
East West Bancorp, Inc.	1,336,831	49,155,276
GATX Corp.	317,900	15,195,620
GFI Group, Inc.*	630,856	42,879,282
HealthExtras, Inc.*	1,101,928	31,713,488
Lazard Ltd Cl. A	1,330,500	66,764,490
Northern Trust Corp.	1,184,550	71,238,837
Redwood Trust, Inc.	883,800	46,116,684
SEI Investments Co.	407,793	24,561,372
Signature Bank*	774,776	25,211,211
Sotheby’s Holdings, Inc. Cl. A	2,420,256	107,652,987
Sunstone Hotel Investors, Inc.	2,211,527	60,286,226
TradeStation Group, Inc.*	1,066,050	13,421,570
W.R. Berkley Corp.	1,311,250	43,428,600
Williams Scotsman International, Inc.*	1,334,030	26,227,030
Zions Bancorp.	145,575	12,303,999
Total Financial Services		966,222,420
HEALTH CARE (12.1%)
Accuray Inc.*	10,350	230,184
Allscripts Healthcare Solutions, Inc.*	932,300	24,994,963
Barr Pharmaceuticals, Inc.*	541,050	25,077,667
Cytyc Corp.*	2,056,450	70,351,154
Endo Pharmaceuticals Holdings Inc.*	1,444,546	42,469,652
Immucor, Inc.*	1,045,078	30,756,646
Integra LifeSciences Holdings Corp.*	635,913	28,984,915
Intuitive Surgical, Inc.*	280,950	34,155,092
Inverness Medical Innovations, Inc.*	351,950	15,408,371
Kyphon Inc.*	479,900	21,662,686
Myriad Genetics, Inc.*	861,183	29,676,366
Nektar Therapeutics*	901,331	11,771,383
Omnicare, Inc.	703,025	27,959,304
Psychiatric Solutions, Inc.*	808,789	32,602,285
QIAGEN N.V.*	838,174	14,399,829
Respironics, Inc.*	541,300	22,729,187
Shire Pharmaceuticals Group PLC - ADR	180,227	11,156,051
SonoSite, Inc.*	581,150	16,423,299
United Therapeutics Corp.*	462,647	24,881,156
VCA Antech, Inc.*	640,546	23,258,225
Viasys Healthcare, Inc.*	963,800	32,759,562
Total Health Care		541,707,977
MATERIALS AND PROCESSING (7.0%)
Airgas, Inc.	501,600	$21,142,440
Brush Engineered Materials, Inc.*	677,550	32,840,848
CF Industries Holdings, Inc.	534,500	20,604,975
Chaparral Steel Co.	496,550	28,884,314
Precision Castparts Corp.	1,178,250	122,596,913
RTI International Metals, Inc.*	738,875	67,245,014
Washington Group International, Inc.*	299,284	19,878,443
Total Materials and Processing		313,192,947
OTHER (1.9%)
McDermott International, Inc.*	1,705,000	83,510,900
Total Other		83,510,900
PRODUCER DURABLES (8.6%)
ASML Holding N.V. - ADR*	1,266,150	31,337,213
Esterline Technologies Corp.*	661,450	27,165,751
Flow International Corp.*	959,858	10,308,875
General Cable Corp.*	958,200	51,196,626
Herman Miller, Inc.	2,040,035	68,320,772
Joy Global, Inc.	1,705,257	73,155,525
Manitowoc Co., Inc.	470,650	29,900,394
Mattson Technology, Inc.*	1,713,566	15,593,451
Middleby Corp.*	221,650	29,222,336
Thomas & Betts Corp.*	1,030,050	50,287,041
Total Producer Durables		386,487,984
TECHNOLOGY (13.7%)
Autodesk, Inc.*	1,267,200	47,646,720
Ciena Corp.*	768,500	21,479,575
Citrix Systems, Inc.*	889,650	28,495,489
CommScope, Inc.*	1,164,950	49,976,355
Comverse Technology, Inc.*	1,197,744	25,571,834
Diodes, Inc.*	857,922	29,898,582
F5 Networks, Inc.*	386,000	25,738,480
FormFactor, Inc.*	793,138	35,492,925
Harris Corp.	715,500	36,454,725
Informatica Corp.*	1,652,692	22,195,654
Intersil Corp.	1,273,600	33,737,664
Marvell Technology Group Ltd.*	1,651,100	27,754,991
Microchip Technology, Inc.	475,750	16,903,398
MICROS Systems, Inc.*	454,727	24,550,711
Microsemi Corp.*	775,983	16,148,206
Network Appliance, Inc.*	675,150	24,656,478
Rackable Systems, Inc.*	664,400	11,274,868
Riverbed Technology, Inc.*	714,800	19,757,072
Rockwell Automation, Inc.	490,100	29,342,287
Trident Microsystems, Inc.*	1,000,810	20,076,249
Trimble Navigation Ltd.*	721,154	19,355,773
Verifone Holdings, Inc.*	635,900	23,356,607
Viasat, Inc.*	667,370	22,003,189
Total Technology		611,867,832

The accompanying notes are an integral part of these financial statements.
P / 21

SCHEDULES OF INVESTMENTS

Small/Mid Cap Equity Portfolio
continued

UTILITIES (5.8%)
El Paso Electric Co.*	1,095,500	$28,866,425
ITC Holdings Corp.	1,251,550	54,179,599
NII Holdings, Inc.*	561,200	41,629,816
PNM Resources, Inc.	2,103,600	67,946,280
PPL Corp.	942,200	38,535,980
Questar Corp.	332,050	29,622,181
Total Utilities		260,780,281
TOTAL COMMON STOCKS
(cost $3,684,385,822)		$4,393,508,077
SHORT-TERM INVESTMENTS
(1.6%)	Principal Amount	Value
COMMERCIAL PAPER (1.6%)
Countrywide
5.440%, 04/02/2007	$64,829,000	$64,819,204
Devon Energy
5.450%, 04/02/2007	6,578,000	6,577,004
		71,396,208
VARIABLE-RATE DEMAND NOTES** (0.0%)
Wisconsin Corp. Central Credit Union
4.990%	490,373	490,373
TOTAL SHORT-TERM INVESTMENTS
(cost $71,886,581)		$71,886,581
TOTAL INVESTMENTS (99.8%)
(cost $3,756,272,403)		$4,465,394,658
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		March 31, 2007
NET ASSETS (100.0%)		$4,472,850,436

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.
P / 22

Balanced Portfolio

Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007
DEBT SECURITIES
(36.6%)	Shares	Value
ASSET-BACKED SECURITIES (2.0%)
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%,
05/10/2013	$1,425,000	$1,451,028
Series 2003-A3, 3.100%,
03/10/2010	500,000	490,693
TOTAL ASSET-BACKED SECURITIES
(cost $1,910,600)		$1,941,721
CORPORATE BONDS (19.2%)
FINANCE (15.2%)
AFLAC Inc.
6.500%, 04/15/2009	700,000	718,014
Allstate Life
4.500%, 05/29/2009	690,000	683,071
Ameriprise Financial, Inc.
5.350%, 11/15/2010	300,000	302,860
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	275,000	274,520
Citigroup Inc.
3.625%, 02/09/2009	100,000	97,635
4.125%, 02/22/2010	1,200,000	1,174,933
Countrywide Financial Corp.
4.500%, 06/15/2010	750,000	731,727
General Electric Capital Corp.
4.125%, 09/01/2009	1,150,000	1,128,961
4.250%, 06/15/2012	150,000	144,182
Goldman Sachs Group
5.700%, 09/01/2012	1,050,000	1,069,577
Household Finance Corp.
6.375%, 10/15/2011	500,000	521,714
International Lease Finance Corp.
5.350%, 03/01/2012	1,300,000	1,309,747
Key Bank N.A.
6.500%, 10/15/2027	500,000	509,368
Lehman Brothers Holdings Inc.
4.250%, 01/27/2010	50,000	49,010
Merrill Lynch
4.250%, 02/08/2010	850,000	829,878
Morgan Stanley
4.250%, 05/15/2010	850,000	830,992
Northern Trust Corp.
5.300%, 08/29/2011	325,000	328,611
Protective Life Secured Trust
3.700%, 11/24/2008	1,100,000	1,074,167
Reliastar Financial Corp.
6.500%, 11/15/2008	1,050,000	1,068,216
SLM Corp.
4.000%, 01/15/2010	600,000	584,310
5.660%, 07/26/2010 (b)	775,000	774,923
Wells Fargo & Co.
5.300%, 08/26/2011	250,000	252,194
Western Financial Bank Irvine California
9.625%, 05/15/2012	425,000	462,510
Total Financials		14,921,120
INDUSTRIALS (4.0%)
Amgen Inc.
4.000%, 11/18/2009	550,000	536,651
Caterpillar Financial Services Corp.
5.125%, 10/12/2011	800,000	799,498
Cisco Systems, Inc.
5.250%, 02/22/2011	350,000	352,016
Conoco Funding Co.
6.350%, 10/15/2011	700,000	735,994
Home Depot, Inc.
5.200%, 03/01/2011	750,000	749,873
Target Corp.
5.875%, 07/15/2016	250,000	257,727
Wellpoint, Inc.
4.250%, 12/15/2009	500,000	490,093
Total Industrials		3,921,852
TOTAL CORPORATE BONDS
(cost $18,953,734)		$18,842,972

The accompanying notes are an integral part of these financial statements.
P / 23

SCHEDULES OF INVESTMENTS

Balanced Portfolio
continued

MORTGAGE PASS-THROUGH SECURITIES (4.7%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500%, 05/01/2019	460,432	$446,482
Pool #G18110,
5.500%, 04/01/2021	181,010	181,449
Pool #G01779,
5.000%, 04/01/2035	614,686	595,376
Pool #G02327,
6.500%, 08/01/2036	166,247	169,593
		1,392,900
Federal National Mortgage Association
Pool #555872,
5.000%, 11/01/2018	351,446	347,627
Pool #725690,
6.000%, 08/01/2034	1,052,429	1,063,365
Pool #807942,
5.500%, 12/01/2034	771,562	765,033
Pool #735394,
6.500%, 02/01/2035	189,815	194,974
Pool #824940,
5.500%, 06/01/2035	544,344	539,376
Pool #745275,
5.000%, 02/01/2036	323,258	312,732
		3,223,107
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $4,620,595)		$4,616,007

U.S. GOVERNMENT AGENCY (6.2%)
Federal Home Loan Bank
3.375%, 02/15/2008	250,000	246,331
5.625%, 06/13/2016	825,000	850,104
		1,096,435
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	250,000	260,272
5.750%, 01/15/2012	375,000	389,669
4.500%, 07/15/2013	975,000	955,251
		1,605,192
Federal National Mortgage Association
4.625%, 06/01/2010	785,000	780,012
5.375%, 11/15/2011	700,000	716,239
4.750%, 02/21/2013	1,000,000	994,276
5.375%, 07/15/2016	375,000	385,966
5.240%, 08/07/2018	500,000	497,965
		3,374,458
TOTAL U.S. GOVERNMENT AGENCY
(cost $6,030,331)		$6,076,085
U.S. TREASURY NOTES (4.5%)
5.625%, 05/15/2008	300,000	$302,543
4.875%, 08/31/2008	550,000	550,838
4.250%, 08/15/2013	1,350,000	1,327,378
4.250%, 11/15/2014	1,000,000	976,563
4.500%, 02/15/2016	1,250,000	1,237,697

TOTAL U.S. TREASURY NOTES
(cost $4,406,009)		$4,395,019

TOTAL DEBT SECURITIES
(cost $35,921,269)		$35,871,804

COMMON STOCKS
(62.4%)	Shares	Value
CONSUMER DISCRETIONARY (6.6%)
Best Buy Co., Inc.	10,850	$528,612
Comcast Corp. Cl. A*	38,400	996,480
Gildan Activewear Inc.*	8,650	509,052
Hilton Hotels Corp.	16,100	578,956
J.C. Penney Co., Inc.	4,050	332,748
Kohl’s Corp.*	14,950	1,145,320
News Corp.	36,000	832,320
Panera Bread Co.*	8,500	502,010
Target Corp.	13,900	823,714
Tiffany & Co.	5,450	247,866
Total Consumer Discretionary		6,497,078
CONSUMER STAPLES (4.7%)
Fomento Economico Mexicano S.A. de C.V. - ADR	3,950	436,041
PepsiCo, Inc.	30,274	1,924,215
Procter & Gamble Co.	35,949	2,270,539
Total Consumer Staples		4,630,795
ENERGY (6.9%)
Diamond Offshore Drilling, Inc.	8,500	688,075
EnCana Corp.	14,000	708,820
National-Oilwell Varco, Inc.*	7,100	552,309
Royal Dutch Shell PLC - ADR	14,550	964,665
Schlumberger Limited	15,050	1,039,955
Total SA - ADR	12,350	861,783
Transocean, Inc.*	18,750	1,531,875
Ultra Petroleum Corp.*	6,750	358,628
Total Energy		6,706,110
FINANCIALS (12.0%)
ACE Limited	11,850	676,161
American Express Co.	14,900	840,360
American International Group, Inc.	23,638	1,588,946
Ameriprise Financial, Inc.	5,750	328,555
Assurant, Inc.	6,900	370,047
Bank of America Corp.	16,452	839,381
Citigroup, Inc.	4,547	233,443
Franklin Resources, Inc.	8,675	1,048,200
Goldman Sachs Group, Inc.	4,325	893,675
Hartford Financial Services Group, Inc.	6,500	621,270
J.P. Morgan Chase & Co.	10,000	483,800
Merrill Lynch	7,550	616,608
Morgan Stanley	5,550	437,118
Northern Trust Corp.	7,850	472,099
Prudential Financial, Inc.	16,300	1,471,238
W.R. Berkley Corp.	11,600	384,192
Wells Fargo & Co.	14,050	483,742
Total Financials		11,788,835

P / 24

HEALTH CARE (8.1%)
Aetna, Inc.	10,950	479,500
Amgen Inc.*	6,150	343,662
Barr Pharmaceuticals, Inc.*	9,300	431,055
Cytyc Corp.*	8,700	297,627
Genentech, Inc.*	4,350	357,222
Genzyme Corp.*	5,250	315,105
Gilead Sciences, Inc.*	15,150	1,158,975
Johnson & Johnson	8,925	537,820
Medtronic, Inc.	14,100	691,746
Novartis AG - ADR	18,500	1,010,655
Omnicare, Inc.	7,250	288,333
Roche Holdings Ltd. AG - ADR	5,250	462,299
Shire Pharmaceuticals Group PLC - ADR	2,950	182,605
ThermoFisher Scientific*	6,150	287,513
Wyeth	22,300	1,115,669
Total Health Care		7,959,786
INDUSTRIALS (7.5%)
Boeing Co.	6,900	613,479
Caterpillar Inc.	3,750	251,362
Deere & Co.	4,550	494,312
FedEx Corp.	5,250	564,008
General Electric Co.	54,500	1,927,120
Honeywell International Inc.	7,300	336,238
Joy Global, Inc.	9,887	424,152
McDermott International, Inc.*	14,400	705,312
Precision Castparts Corp.	6,700	697,135
Rockwell Automation, Inc.	2,900	173,623
Southwest Airlines Co.	34,300	504,210
United Technologies Corp.	9,650	627,250
Total Industrials		7,318,201
INFORMATION TECHNOLOGY (11.8%)
Adobe Systems Inc.*	10,600	442,020
Apple Inc.*	6,000	557,460
ASML Holding N.V. - ADR*	21,500	532,125
Autodesk, Inc.*	14,400	541,440
Cisco Systems, Inc.*	38,591	985,228
Citrix Systems, Inc.*	12,450	398,773
Comverse Technology, Inc.*	17,550	374,692
Corning Inc.*	31,950	726,543
Google, Inc. Cl. A*	1,875	859,050
Hewlett-Packard Co.	24,100	967,374
Intersil Corp.	17,700	468,873
Marvell Technology Group Ltd.*	25,950	436,220
Microchip Technology, Inc.	12,050	428,137
Microsoft Corp.	31,650	882,085
Oracle Corp.*	42,850	776,871
QUALCOMM, Inc.	18,950	808,407
Texas Instruments, Inc.	21,450	645,645
Trimble Navigation Ltd.*	6,900	185,196
Yahoo!, Inc.*	17,150	536,624
		11,552,763
MATERIALS (2.9%)
Alcoa, Inc.	14,300	484,770
Allegheny Technologies, Inc.	4,350	464,101
Companhia Vale do Rio Doce - ADR	12,950	479,021
E.I. du Pont de Nemours & Co.	11,300	558,559
Potash Corp. of Saskatchewan	2,800	447,804
Weyerhaeuser Co.	4,850	362,489
Total Materials		2,796,744
TELECOMMUNICATION SERVICES (1.1%)
America Movil S.A.B. de C.V. - ADR	22,900	1,094,391
Total Telecommunication Services		1,094,391
UTILITIES (0.8%)
Constellation Energy Group, Inc.	8,400	730,380
Questar Corp.	600	53,526
Total Utilities		783,906

TOTAL COMMON STOCKS
(cost $46,884,022)		$61,128,609

SHORT-TERM INVESTMENTS
(1.1%)	Principal Amount	Value
COMMERCIAL PAPER (1.0%)
Devon Energy
5.450%, 04/02/2007	$937,000	936,858
VARIABLE-RATE DEMAND NOTES** (0.1%)
Wisconsin Corp. Central Credit Union
4.990%	88,686	88,686

TOTAL SHORT-TERM INVESTMENTS
(cost $1,025,544)		$1,025,544

TOTAL INVESTMENTS (100.1%)
(cost $83,830,835)		$98,025,957
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(100,957)
NET ASSETS (100.0%)		$97,925,000

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.
P / 25

SCHEDULES OF INVESTMENTS

Intermediate Fixed Income Portfolio
Sector Representation as of 3/31/07 (% of net assets)

March 31, 2007

DEBT SECURITIES
(98.2%)	Shares	Value
ASSET-BACKED SECURITIES (4.1%)
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%,
05/10/2013	$1,750,000	$1,781,965
Series 2003-A3, 3.100%,
03/10/2010	500,000	490,692
MBNA Credit Card Master Note
Series 2004-4A, 2.700%,
09/15/2009	500,000	499,788

TOTAL ASSET-BACKED SECURITIES
(cost $2,732,843)		$2,772,445
CORPORATE BONDS (55.6%)
FINANCE (41.9%)
AFLAC Inc.
6.500%, 04/15/2009	2,150,000	2,205,328
Allstate Life
4.500%, 05/29/2009	1,075,000	1,064,205
Ameriprise Financial, Inc.
5.350%, 11/15/2010	600,000	605,719
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	900,000	898,429
Citigroup Inc.
3.625%, 02/09/2009	935,000	912,886
5.625%, 08/27/2012	1,100,000	1,121,219
Countrywide Financial Corp.
4.500%, 06/15/2010	1,250,000	1,219,545
Countrywide Home Loans
3.250%, 05/21/2008	500,000	488,766
General Electric Capital Corp.
6.125%, 02/22/2011	1,000,000	1,037,245
4.250%, 06/15/2012	1,350,000	1,297,636
Goldman Sachs Group
5.700%, 09/01/2012	2,025,000	2,062,756
Household Finance Corp.
6.375%, 10/15/2011	1,450,000	1,512,972
International Lease Finance Corp.
4.750%, 02/15/2008	1,550,000	1,542,109
5.350%, 03/01/2012	1,250,000	1,259,373
Key Bank N.A.
6.500%, 10/15/2027	500,000	509,368
Lehman Brothers Holdings Inc.
4.250%, 01/27/2010	1,000,000	980,202
Merrill Lynch
4.250%, 02/08/2010	1,375,000	1,342,450
Morgan Stanley
4.250%, 05/15/2010	1,375,000	1,344,252
Protective Life Secured Trust
3.700%, 11/24/2008	1,100,000	1,074,167
Reliastar Financial Corp.
6.500%, 11/15/2008	2,000,000	2,034,698
SLM Corp.
4.000%, 01/15/2010	1,400,000	1,363,390
5.660%, 07/26/2010 (a)	1,050,000	1,049,895
Wells Fargo & Co.
5.300%, 08/26/2011	250,000	252,194
Western Financial Bank Irvine California
9.625%, 05/15/2012	900,000	979,433
Total Financials		28,158,237
INDUSTRIALS (13.7%)
Amgen Inc.
4.000%, 11/18/2009	1,050,000	1,024,517
Caterpillar Financial Services Corp.
4.500%, 06/15/2009	1,000,000	988,781
5.125%, 10/12/2011	1,000,000	999,373
Cisco Systems, Inc.
5.250%, 02/22/2011	950,000	955,471
Conoco Funding Co.
6.350%, 10/15/2011	1,750,000	1,839,985
Home Depot, Inc.
5.200%, 03/01/2011	1,175,000	1,174,801
Target Corp.
5.875%, 07/15/2016	250,000	257,727
Wellpoint, Inc.
4.250%, 12/15/2009	1,000,000	980,186
5.000%, 01/15/2011	1,000,000	995,813
Total Industrials		9,216,654

P / 26

TOTAL CORPORATE BONDS
(cost $37,668,130)		$37,374,891
MORTGAGE PASS -THROUGH SECURITIES (9.5%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500%, 05/01/2019	347,079	336,563
Pool #G18073,
5.000%, 09/01/2020	198,364	195,773
Pool #G18110,
5.500%, 04/01/2021	246,789	247,388
Pool #G01779,
5.000%, 04/01/2035	467,019	452,348
Pool #G02327,
6.500%, 08/01/2036	485,381	495,148
		1,727,220
Federal National Mortgage Association
Pool #555872,
5.000%, 11/01/2018	265,230	262,348
Pool #725690,
6.000%, 08/01/2034	1,095,737	1,107,123
Pool #807942,
5.500%, 12/01/2034	581,220	576,302
Pool #735394,
6.500%, 02/01/2035	145,319	149,269
Pool #824940,
5.500%, 06/01/2035	381,620	378,138
Pool #735896,
6.000%, 09/01/2035	444,793	448,539
Pool #255813,
5.000%, 08/01/2035	923,631	893,557
Pool #745283,
5.500%, 01/01/2036	448,731	444,636
Pool #745275,
5.000%, 02/01/2036	441,059	426,697
		4,686,609
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $6,420,658)		$6,413,829

U.S. GOVERNMENT AGENCY (17.3%)
Federal Home Loan Bank
5.750%, 05/15/2008	250,000	252,010
4.000%, 11/13/2009	500,000	490,203
5.625%, 06/13/2016	1,250,000	1,288,036
		2,030,249
Federal Home Loan Mortgage Corp.
3.875%, 06/15/2008	2,500,000	2,468,692
6.625%, 09/15/2009	1,000,000	1,041,087
5.750%, 01/15/2012	250,000	259,779
4.500%, 07/15/2013	700,000	685,822
		4,455,380
Federal National Mortgage Association
4.625%, 06/01/2010	1,000,000	$993,646
6.000%, 05/15/2011	2,000,000	2,087,288
5.375%, 11/15/2011	1,000,000	1,023,198
5.375%, 07/15/2016	250,000	257,311
5.240%, 08/07/2018	805,000	801,724
		5,163,167
TOTAL U.S. GOVERNMENT AGENCY
(cost $11,581,560)		$11,648,796
U.S. TREASURY NOTES (11.7%)
6.000%, 08/15/2009	150,000	154,729
3.625%, 01/15/2010	750,000	732,217
3.875%, 05/15/2010	500,000	490,645
4.250%, 08/15/2013	1,250,000	1,229,054
4.000%, 02/15/2014	1,500,000	1,447,501
4.750%, 05/15/2014	1,250,000	1,261,670
4.250%, 11/15/2014	1,300,000	1,269,532
4.500%, 02/15/2016	1,300,000	1,287,204

TOTAL U.S. TREASURY OBLIGATIONS
(cost $7,914,919)		$7,872,552

TOTAL DEBT SECURITIES
(cost $66,318,110)		$66,082,513

SHORT-TERM INVESTMENTS (2.9%)
COMMERCIAL PAPER (2.8%)
Devon Energy
5.450%, 04/02/2007	$1,880,000	1,879,715
VARIABLE-RATE DEMAND NOTES** (0.1%)
Wisconsin Corp. Central Credit Union,
4.990%	75,933	75,933

TOTAL SHORT-TERM INVESTMENTS
(cost $1,955,648)		$1,955,648
TOTAL INVESTMENTS (101.1%)
(cost $68,273,758)		$68,038,161
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%)		(715,212)
NET ASSETS (100.0%)		$67,322,949

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.
P / 27

Statements of Assets and Liabilities

Rainier Funds
March 31, 2007

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO	LARGE CAP GROWTH EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
ASSETS
Investments in securities, at cost (Note 2)	$585,261,218	$32,088,897	$184,883,195
Investments in securities, at value (Note 2)	$713,253,287	$34,165,440	$198,688,508
Cash	28,747	139	-
Receivables
Investment securities sold	-	306,246	402,747
Dividends and interest	721,870	27,452	136,996
Fund shares sold	2,040,762	123,642	1,441,530
Prepaid expenses	14,620	18,325	18,809
Total assets	716,059,286	34,641,244	200,688,590
LIABILITIES
Payables
Investment securities purchased	16,226,089	943,188	4,720,442
Fund shares redeemed	303,547	85	41,977
Distributions to shareholders	-	-	-
Due to Investment Advisor (Note 3)	430,241	18,511	129,646
Due under Distribution Plan -
Original Shares (Note 6)	88,396	6,766	15,622
Accrued expenses	101,422	18,911	32,556
Deferred trustees compensation (Note 3)	159,591	15,238	7,000
Total liabilities	17,309,286	1,002,699	4,947,243
Net assets	$698,750,000	$33,638,545	$195,741,347
COMPONENTS OF NET ASSETS
Paid-in capital	$543,603,666	$32,864,590	$179,344,033
Accumulated undistributed net investment income (loss)	2,336,465	(14,937)	(4,808)
Accumulated undistributed net realized gain (loss) on investments	24,817,800	(1,287,651)	2,596,809
Net unrealized appreciation (depreciation) on investments	127,992,069	2,076,543	13,805,313
Net assets	$698,750,000	$33,638,545	$195,741,347

Original Shares
Net assets applicable to shares outstanding	$424,189,577	$33,101,821	$79,451,438
Shares outstanding	14,902,640	1,619,752	2,071,371
Net asset value, offering and redemption price per share	$28.46	$20.44	$38.36
Institutional Shares
Net assets applicable to shares outstanding	$274,560,423	$536,724	$116,289,909
Shares outstanding	9,603,740	26,256	3,021,745
Net asset value, offering and redemption price per share	$28.59	$20.44	$38.48

P / 28

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$3,756,272,403	$83,830,835	$68,273,758
$4,465,394,658	$98,025,957	$68,038,161
-	2,431	-

17,310,688	-	-
2,826,153	483,312	846,690
9,555,204	19,827	7,272
9,284	17,913	11,126
4,495,095,987	98,549,440	68,903,249

14,590,320	343,100	1,459,244
3,073,528	145,527	50,027
-	1,481	7,902
3,116,020	57,709	15,044

601,550	15,517	5,515
650,957	25,858	20,928
213,176	35,248	21,640
22,245,551	624,440	1,580,300
$4,472,850,436	$97,925,000	$67,322,949

$3,656,251,324	$78,693,327	$68,364,136

(145,857)	(32,423)	(10,280)

107,622,714	5,068,974	(795,310)

709,122,255	14,195,122	(235,597)
$4,472,850,436	$97,925,000	$67,322,949

$2,938,790,149	$72,965,158	$67,322,949
75,045,636	4,107,003	5,439,184

$39.16	$17.77	$12.38

$1,534,060,287	$24,959,842	-
38,674,198	1,397,853	-

$39.67	$17.86	-

The accompanying notes are an integral part of these financial statements.
P / 29

Statements of Operations

Rainier Funds
March 31, 2007

Fiscal year ending March 31, 2007	LARGE CAP EQUITY PORTFOLIO	LARGE CAP GROWTH EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $122,021, $3,233, $99, $142, $8,357, and $0, respectively	$8,025,096	$146,557	$560,803
Interest	733,838	33,098	164,446
Total income	8,758,934	179,655	725,249

Expenses
Investment advisory fees (Note 3)	4,804,663	165,482	565,172
Distribution fees – Original Shares (Note 6)	1,033,257	55,022	59,077
Administration, fund accounting, transfer agent
and custody fees (Note 3)	302,601	24,999	47,042
Reports to shareholders	32,491	1,945	7,801
Registration expense	41,721	21,758	37,536
Audit fees	15,954	13,866	14,969
Trustee fees	13,970	2,610	1,799
Legal fees	9,808	150	312
Miscellaneous expense	21,806	1,227	11,634
Total expenses	6,276,271	287,059	745,342
Less: fees waived and expenses absorbed (Note 3)	-	(24,633)	-
Plus: expenses recouped	-	-	23,558
Net expenses	6,276,271	262,426	768,900
Net investment income (loss)	2,482,663	(82,771)	(43,651)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	61,175,637	1,908,666	2,827,955
Net change in unrealized appreciation (depreciation) on investments	(4,738,334)	380,656	13,594,907
Net gain on investments	56,437,303	2,289,322	16,422,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,919,966	$2,206,551	$16,379,211

P / 30

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$25,455,498	$916,930	-
3,049,979	2,022,798	$2,679,662
28,505,477	2,939,728	2,679,662

31,544,244	803,493	281,844
6,486,037	228,073	56,369

1,775,832	52,700	25,965
423,902	7,924	1,592
127,059	39,150	25,999
119,027	12,334	13,383
135,078	5,687	4,529
59,758	1,263	533
183,363	4,774	3,786
40,854,300	1,155,398	414,000

-	-	(103,971)
-	23,230	-
40,854,300	1,178,628	310,029
(12,348,823)	1,761,100	2,369,633

225,512,130	11,371,310	(415,965)

94,547,089	(4,404,215)	1,228,142
320,059,219	6,967,095	812,177

$307,710,396	$8,728,195	$3,181,810

The accompanying notes are an integral part of these financial statements.
P / 31

Statements of Changes in Net Assets

Rainier Funds
March 31, 2007

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO 2007	LARGE CAP EQUITY PORTFOLIO 2006	LARGE CAP GROWTH EQUITY PORTFOLIO 2007	LARGE CAP GROWTH EQUITY PORTFOLIO 2006
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$2,482,663	$1,819,961	($82,771)	($44,823)
Net realized gain on investments	61,175,637	35,864,391	1,908,666	1,308,298
Net change in unrealized appreciation
(depreciation) on investments	(4,738,334)	50,661,541	380,656	767,658
Increase in net assets resulting from operations	58,919,966	88,345,893	2,206,551	2,031,133
Distributions to shareholders
From net investment income
Original Shares	(1,067,712)	(1,731,924)	-	-
Institutional Shares	(786,838)	(1,212,072)	-	-
From net realized gain on investments sold
Original Shares	(29,167,427)	-	-	-
Institutional Shares	(16,861,158)	-	-	-
Decrease in net assets from distributions	(47,883,135)	(2,943,996)	-	-
Capital share transactions
Proceeds from shares sold
Original Shares	56,843,933	70,160,527	21,826,374	7,914,772
Institutional Shares	95,163,091	61,382,807	549,807	-
Proceeds from shares reinvested
Original Shares	29,673,780	1,666,929	-	-
Institutional Shares	12,415,811	889,209	-	-
Cost of shares redeemed
Original Shares	(82,713,269)	(76,400,853)	(5,881,873)	(1,968,471)
Institutional Shares	(35,075,831)	(54,836,718)	-	-
Net increase from
capital share transactions	76,307,515	2,861,901	16,494,308	5,946,301
Net increase in net assets	87,344,346	88,263,798	18,700,859	7,977,434
NET ASSETS
Beginning of year	611,405,654	523,141,856	14,937,686	6,960,252
End of year	$698,750,000	$611,405,654	$33,638,545	$14,937,686
Undistributed net investment income (loss)	$2,336,465	$1,708,352	($14,937)	($12,238)
Original Shares
Shares sold	2,013,700	2,678,643	1,134,114	447,973
Shares issued on reinvestment of distributions	1,053,009	61,442	-	-
Shares redeemed	(2,933,717)	(2,959,182)	(297,691)	(109,584)
Net increase (decrease) in shares outstanding	132,992	(219,097)	836,423	338,389
Institutional Shares
Shares sold	3,348,962	2,324,584	26,256	-
Shares issued on reinvestment of distributions	439,032	32,739	-	-
Shares redeemed	(1,236,888)	(2,106,770)	-	-
Net increase in shares outstanding	2,551,106	250,553	26,256	-

The accompanying notes are an integral part of these financial statements.
P / 32

Fiscal year ending March 31,	MID CAP EQUITY PORTFOLIO 2007	MID CAP EQUITY PORTFOLIO* 2006	SMALL/MID CAP EQUITY PORTFOLIO 2007	SMALL/MID CAP EQUITY PORTFOLIO 2006
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	($43,651)	($1,009)	($12,348,823)	($5,359,064)
Net realized gain on investments	2,827,955	44,153	225,512,130	71,619,146
Net change in unrealized appreciation on investments	13,594,907	210,406	94,547,089	507,868,525
Increase in net assets resulting from operations	16,379,211	253,550	307,710,396	574,128,607
Distributions to shareholders
From net investment income
Original Shares	-	-	-	-
Institutional Shares	-	-	-	-
From net realized gain on investments sold
Original Shares	(84,832)	-	(98,271,862)	(43,774,304)
Institutional Shares	(150,812)	-	(42,043,176)	(16,454,700)
Decrease in net assets from distributions	(235,644)	-	(140,315,038)	(60,229,004)
Capital share transactions
Proceeds from shares sold
Original Shares	77,754,878	435,000	1,106,112,530	1,472,425,175
Institutional Shares	105,256,970	3,158,285	851,075,686	498,406,263
Proceeds from shares reinvested
Original Shares	84,023	-	96,052,640	42,721,190
Institutional Shares	150,782	-	37,937,097	14,765,700
Cost of shares redeemed
Original Shares	(4,452,937)	-	(692,740,652)	(215,706,997)
Institutional Shares	(3,042,771)	-	(255,464,326)	(55,712,420)
Net increase from capital share transactions	175,750,945	3,593,285	1,142,972,975	1,756,898,911
Net increase in net assets	191,894,512	3,846,835	1,310,368,333	2,270,798,514
NET ASSETS
Beginning of year	3,846,835	-	3,162,482,103	891,683,589
End of year	$195,741,347	$3,846,835	$4,472,850,436	$3,162,482,103
Undistributed net investment loss	($4,808)	-	($145,857)	($87,576)
Original Shares
Shares sold	2,179,064	14,433	29,963,472	44,357,383
Shares issued on reinvestment of distributions	2,313	-	2,578,594	1,281,764
Shares redeemed	(124,439)	-	(18,984,552)	(6,612,860)
Net increase in shares outstanding	2,056,938	14,433	13,557,514	39,026,287
Institutional Shares
Shares sold	3,002,704	100,435	22,639,086	15,064,559
Shares issued on reinvestment of distributions	4,140	-	1,006,289	438,933
Shares redeemed	(85,534)	-	(6,978,435)	(1,702,258)
Net increase in shares outstanding	2,921,310	100,435	16,666,940	13,801,234

*Inception date: December 27, 2005

The accompanying notes are an integral part of these financial statements.
P / 33

Statements of Changes in Net Assets

Rainier Funds
March 31, 2007

Fiscal year ending March 31,	BALANCED PORTFOLIO 2007	BALANCED PORTFOLIO 2006	INTERMEDIATE FIXED INCOME PORTFOLIO 2007	INTERMEDIATE FIXED INCOME PORTFOLIO 2006
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,761,100	$1,577,587	$2,369,633	$2,038,861
Net realized gain (loss) on investments	11,371,310	6,245,339	(415,965)	(333,143)
Net change in unrealized appreciation (depreciation) on investments	(4,404,215)	5,458,165	1,228,142	(816,715)
Increase in net assets resulting from operations	8,728,195	13,281,091	3,181,810	889,003
Distributions to shareholders
From net investment income
Original Shares	(1,320,939)	(1,306,620)	(2,361,151)	(2,056,753)
Institutional Shares	(432,183)	(282,520)	-	-
From net realized gain on investments sold
Original Shares	(6,471,833)	(4,506,088)	-	-
Institutional Shares	(1,955,821)	(1,025,136)	-	-
Decrease in net assets from distributions	(10,180,776)	(7,120,364)	(2,361,151)	(2,056,753)
Capital share transactions
Proceeds from shares sold
Original Shares	7,236,459	18,952,712	18,197,442	15,928,900
Institutional Shares	11,820,192	14,078,842	-	-
Proceeds from shares reinvested
Original Shares	7,748,413	5,546,485	2,263,141	1,940,827
Institutional Shares	2,388,005	1,307,630	-	-
Cost of shares redeemed
Original Shares	(41,512,694)	(34,798,946)	(6,548,547)	(21,830,464)
Institutional Shares	(11,572,692)	(6,087,369)	-	-
Net increase (decrease) from capital share transactions	(23,892,317)	(1,000,646)	13,912,036	(3,960,737)
Net increase (decrease) in net assets	(25,344,898)	5,160,081	14,732,695	(5,128,487)
NET ASSETS
Beginning of year	123,269,898	118,109,817	52,590,254	57,718,741
End of year	$97,925,000	$123,269,898	$67,322,949	$52,590,254
Undistributed net investment loss	($32,423)	($40,401)	($10,280)	($22,862)
Original Shares
Shares sold	403,483	1,074,489	1,473,495	1,275,721
Shares issued on reinvestment of distributions	438,221	313,318	184,202	156,462
Shares redeemed	(2,329,200)	(1,973,886)	(535,109)	(1,753,077)
Net increase (decrease) in shares outstanding	(1,487,496)	(586,079)	1,122,588	(320,894)
Institutional Shares
Shares sold	639,442	782,266	-	-
Shares issued on reinvestment of distributions	134,373	73,488	-	-
Shares redeemed	(644,623)	(339,616)	-	-
Net increase in shares outstanding	129,192	516,138	-	-

The accompanying notes are an integral part of these financial statements.
P / 34

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Mid Cap Equity Portfolio’s Original and Institutional Shares and the Large Cap Equity, Large Cap Growth Equity, Small/Mid Cap Equity and Balanced Portfolio’s Institutional Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$28.00	$23.99	$22.23	$16.76	$22.35
Income from investment operations
Net investment income	0.08*	0.07	0.12	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.49	4.06	1.66	5.46	(5.61)
Total from investment operations	2.57	4.13	1.78	5.48	(5.59)
Less distributions
From net investment income	(0.07)	(0.12)	(0.02)	(0.01)	-
From net realized gain	(2.04)	-	-	-	-
Total distributions	(2.11)	(0.12)	(0.02)	(0.01)	-
Net asset value, end of year	$28.46	$28.00	$23.99	$22.23	$16.76
Total return	9.26%	17.23%	8.00%	32.70%	(25.01%)
Ratios/supplemental data
Net assets, end of year (millions)	$424.2	$413.6	$359.7	$366.5	$329.2
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.07%	1.13%	1.14%	1.16%	1.15%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.29%	0.25%	0.48%	0.08%	0.08%
Portfolio turnover rate	85.85%	71.30%	81.71%	82.83%	84.73%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.
P / 35

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP GROWTH EQUITY PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$19.07	$15.64	$14.83	$10.98	$14.41
Income from investment operations
Net investment loss	(0.04)	(0.07)*	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.41	3.50	0.87	3.94	(3.36)
Total from investment operations	1.37	3.43	0.81	3.85	(3.43)
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of year	$20.44	$19.07	$15.64	$14.83	$10.98
Total return	7.18%	21.93%	5.46%	35.06%	(23.80%)
Ratios/supplemental data
Net assets, end of year (millions)	$33.1	$14.9	$7.0	$5.8	$4.6
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.30%	1.72%	2.19%	2.25%	2.57%
After fees waived and expenses absorbed	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.38%)	(0.42%)	(0.43%)	(0.62%)	(0.60%)
Portfolio turnover rate	101.11%	95.96%	118.96%	117.97%	124.82%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.
P / 36

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	12/27/05+ 2006		2005	2004	2003
Net asset value, beginning of period	$33.47	$30.00		-	-	-
Income from investment operations
Net investment income (loss)	(0.08)*	0.00		-	-	-
Net realized and unrealized gain (loss) on investments	5.06	3.47		-	-	-
Total from investment operations	4.98	3.47		-	-	-
Less distributions
From net investment income	-	-		-	-	-
From net realized gain	(0.09)	-		-	-	-
Total distributions	(0.09)	-		-	-	-
Net asset value, end of period	$38.36	$33.47		-	-	-
Total return	14.90%	11.57	%†	-	-	-
Ratios/supplemental data
Net assets, end of period (millions)	$79.5	$0.48		-	-	-
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.28%	5.37	%‡	-	-	-
After fees waived and expenses absorbed or recouped	1.32%	1.35	%‡	-	-	-
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.22%)	(0.38	%)‡	-	-	-
Portfolio turnover rate	92.76%	35.86	%†	-	-	-

+Inception date December 27, 2005

* Computed using the average shares method.
† Not annualized.
‡ Annualized.

The accompanying notes are an integral part of these financial statements.
P / 37

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$37.78	$29.02	$26.93	$17.17	$22.24
Income from investment operations
Net investment loss	(0.14)	(0.12)*	(0.06)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	2.88	9.87	3.20	9.88	(4.95)
Total from investment operations	2.74	9.75	3.14	9.76	(5.07)
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	(1.36)	(0.99)	(1.05)	-	-
Total distributions	(1.36)	(0.99)	(1.05)	-	-
Net asset value, end of year	$39.16	$37.78	$29.02	$26.93	$17.17
Total return	7.45%	34.04%	11.71%	56.84%	(22.80%)
Ratios/supplemental data
Net assets, end of year (millions)	$2,938.8	$2,322.8	$651.8	$318.6	$146.3
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.18%	1.21%	1.25%	1.28%	1.32%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.40%)	(0.38%)	(0.40%)	(0.59%)	(0.55%)
Portfolio turnover rate	91.93%	94.10%	114.78%	134.41%	140.57%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.
P / 38

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.94	$17.03	$16.54	$13.86	$15.83
Income from investment operations
Net investment income	0.27	0.22	0.22	0.17	0.26
Net realized and unrealized gain (loss) on investments	1.14	1.66	0.49	2.69	(1.97)
Total from investment operations	1.41	1.88	0.71	2.86	(1.71)
Less distributions
From net investment income	(0.28)	(0.22)	(0.22)	(0.18)	(0.26)
From net realized gain	(1.30)	(0.75)	-	-	-
Total distributions	(1.58)	(0.97)	(0.22)	(0.18)	(0.26)
Net asset value, end of year	$17.77	$17.94	$17.03	$16.54	$13.86
Total return	8.00%	11.19%	4.32%	20.75%	(10.80%)
Ratios/supplemental data
Net assets, end of year (millions)	$73.0	$100.4	$105.2	$127.8	$104.3
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.06%	1.18%	1.21%	1.19%	1.21%
After fees waived and expenses absorbed or recouped	1.08%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.48%	1.22%	1.27%	1.19%	1.76%
Portfolio turnover rate	73.27%	63.77%	68.55%	82.41%	73.62%

The accompanying notes are an integral part of these financial statements.
P / 39

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO - ORIGINAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.18	$12.45	$13.10	$13.11	$12.41
Income from investment operations
Net investment income	0.51	0.46	0.43	0.45	0.54
Net realized and unrealized gain (loss) on investments	0.20	(0.27)	(0.56)	0.21	0.79
Total from investment operations	0.71	0.19	(0.13)	0.66	1.33
Less distributions
From net investment income	(0.51)	(0.46)	(0.43)	(0.45)	(0.54)
From net realized gain	-	-	(0.09)	(0.22)	(0.09)
Total distributions	(0.51)	(0.46)	(0.52)	(0.67)	(0.63)
Net asset value, end of year	$12.38	$12.18	$12.45	$13.10	$13.11
Total return	5.91%	1.56%	(1.02%)	5.10%	10.90%
Ratios/supplemental data
Net assets, end of year (millions)	$67.3	$52.6	$57.7	$55.3	$41.5
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.73%	0.86%	0.87%	0.91%	0.83%
After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	4.20%	3.69%	3.35%	3.41%	4.20%
Portfolio turnover rate	42.97%	43.45%	53.85%	55.34%	49.39%

The accompanying notes are an integral part of these financial statements.
P / 40

Rainier Funds
For a capital share outstanding throughout the period

LARGE CAP EQUITY PORTFOLIO - INSTITUTIONAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	5/2/02+ 2003
Net asset value, beginning of period	$28.05	$24.04	$22.26	$16.80	$21.42
Income from investment operations
Net investment income	0.16*	0.14	0.17	0.07	0.05
Net realized and unrealized
gain (loss) on investments	2.52	4.05	1.68	5.47	(4.67)
Total from investment operations	2.68	4.19	1.85	5.54	(4.62)
Less distributions
From net investment income	(0.10)	(0.18)	(0.07)	(0.08)	-
From net realized gain	(2.04)	-	-	-	-
Total distributions	(2.14)	(0.18)	(0.07)	(0.08)	-
Net asset value, end of period	$28.59	$28.05	$24.04	$22.26	$16.80
Total return	9.61%	17.47%	8.33%	32.99%	(21.57%)†
Ratios/supplemental data
Net assets, end of period (millions)	$274.6	$197.8	$163.5	$136.1	$94.1
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.82%	0.88%	0.89%	0.91%	0.90%‡
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.56%	0.50%	0.74%	0.33%	0.38%‡
Portfolio turnover rate	85.85%	71.30%	81.71%	82.83%	84.73%†
+Inception date May 2, 2002

*Computed using the average shares method.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.
P / 41

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the period

LARGE CAP GROWTH EQUITY PORTFOLIO - INSTITUTIONAL SHARES

	2/20/07+ 2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.94	-	-	-	-
Income from investment operations
Net investment loss	-	-	-	-	-
Net realized and unrealized loss on investments	(0.50)	-	-	-	-
Total from investment operations	(0.50)	-	-	-	-
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$20.44	-	-	-	-
Total return	(2.39%)†	-	-	-	-
Ratios/supplemental data
Net assets, end of period (thousands)	$536.7	-	-	-	-
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.00%‡	-	-	-	-
After fees waived and expenses absorbed	0.94%‡	-	-	-	-
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.15%‡	-	-	-	-
Portfolio turnover rate	101.11%ł	-	-	-	-
+Inception date February 20, 2007

†Not annualized.
‡Annualized.
łAnnualized based on investments held for a full year.

The accompanying notes are an integral part of these financial statements.
P / 42

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO - INSTITUTIONAL SHARES Fiscal year ending March 31,

	2007	12/27/05+ 2006	2005	2004	2003
Net asset value, beginning of period	$33.49	$30.00	-	-	-
Income from investment operations
Net investment loss	0.01*	0.00	-	-	-
Net realized and unrealized gain on investments	5.07	3.49	-	-	-
Total from investment operations	5.08	3.49	-	-	-
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	(0.09)	-	-	-	-
Total distributions	(0.09)	-	-	-	-
Net asset value, end of period	$38.48	$33.49	-	-	-
Total return	15.19%	11.63%†	-	-	-
Ratios/supplemental data
Net assets, end of period (millions)	$116.3	$3.4	-	-	-
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.03%	5.14%‡	-	-	-
After fees waived and expenses absorbed or recouped	1.07%	1.10%‡	-	-	-
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	0.02%	(0.12%)‡	-	-	-
Portfolio turnover rate	92.76%	35.86%†	-	-	-
+Inception date December 27, 2005

*Computed using the average shares method.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.
P / 43

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY PORTFOLIO - INSTITUTIONAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	5/2/02+ 2003
Net asset value, beginning of period	$38.15	$29.23	$27.05	$17.20	$22.22
Income from investment operations
Net investment loss	(0.04)	(0.04)*	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	2.92	9.95	3.25	9.88	(4.99)
Total from investment operations	2.88	9.91	3.23	9.85	(5.02)
Less distributions
From net investment income	-	-	-	-	-
From net realized gain	(1.36)	(0.99)	(1.05)	-	-
Total distributions	(1.36)	(0.99)	(1.05)	-	-
Net asset value, end of period	$39.67	$38.15	$29.23	$27.05	$17.20
Total return	7.75%	34.34%	11.99%	57.27%	(22.59	%)†
Ratios/supplemental data
Net assets, end of period (millions)	$1,534.1	$839.7	$239.9	$78.7	$45.2
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.93%	0.96%	1.00%	1.03%	1.07	%‡
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.13%)	(0.13%)	(0.13%)	(0.34%)	(0.32	%)‡
Portfolio turnover rate	91.93%	94.10%	114.78%	134.41%	140.57	%†
+Inception date May 2, 2002

*Computed using the average shares method.

†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.
P / 44

Rainier Funds
For a capital share outstanding throughout the period

BALANCED PORTFOLIO - INSTITUTIONAL SHARES Fiscal year ending March 31,

	2007	2006	2005	2004	5/2/02+ 2003
Net asset value, beginning of period	$18.03	$17.11	$16.62	$13.93	$15.55
Income from investment operations
Net investment income	0.32	0.26	0.26	0.40	0.23
Net realized and unrealized
gain (loss) on investments	1.13	1.68	0.49	2.51	(1.62)
Total from investment operations	1.45	1.94	0.75	2.91	(1.39)
Less distributions
From net investment income	(0.32)	(0.27)	(0.26)	(0.22)	(0.23)
From net realized gain	(1.30)	(0.75)	-	-	-
Total distributions	(1.62)	(1.02)	(0.26)	(0.22)	(0.23)
Net asset value, end of period	$17.86	$18.03	$17.11	$16.62	$13.93
Total return	8.24%	11.46%	4.57%	21.02%	(8.91	%)†
Ratios/supplemental data
Net assets, end of period (millions)	$25.0	$22.9	$12.9	$11.6	$7.4
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.81%	0.93%	0.96%	0.94%	0.96	%‡
After fees waived and expenses absorbed or recouped	0.83%	0.94%	0.94%	0.94%	0.94	%‡
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.75%	1.50%	1.54%	1.44%	2.02	%‡
Portfolio turnover rate	73.27%	63.77%	68.55%	82.41%	73.62	%†
+Inception date May 2, 2002

†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.
P / 45

Notes to Financial Statements

Rainier Funds
March 31, 2007

NOTE 1. ORGANIZATION
Rainier Investment Management Mutual Funds (d.b.a. Rainier Funds) (the “Trust”) was organized as a business trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios: Large Cap Equity Portfolio (formerly Core Equity Portfolio), Large Cap Growth Equity Portfolio (formerly Growth Equity Portfolio), Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Fund” and collectively the “Funds”).

The Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

Each Fund (except the Intermediate Fixed Income Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 6. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Portfolio securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities and short-term investments with 60 days or less remaining to maturity are valued on an amortized cost basis.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held at March 31, 2007.

B) Security Transactions, Dividends and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

P / 46

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3. COMMITMENTS AND OTHER RELATED-PARTY TRANSACTIONS
A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Large Cap Growth Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

Large Cap Equity	1.04%
Large Cap Growth Equity	0.94%
Mid Cap Equity	1.10%
Small/Mid Cap Equity	1.23%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Funds and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by the Funds or Investment Advisor with 60 days’ written notice.

Expenses reimbursed by the Investment Advisor may be recouped from the Funds and are subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2007, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Large Cap Growth Equity	$140,491
Intermediate Fixed Income	$452,954

P / 47

Notes to Financial Statements

Rainier Funds
March 31, 2007

At March 31, 2007, the Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Large Cap Growth Equity	Intermediate Fixed Income
2008	$58,971	$179,102
2009	$56,887	$169,881
2010	$24,633	$103,971

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (the “USBFS”). USBFS serves as the administrator, transfer agent, fund accountant and custodian under this Agreement. For its services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Funds will pay an annual minimum fee of $650,000, with annual minimum of $25,000 per fund.

D) Other Related Parties. Certain officers and trustees of the Funds are also officers and/or directors of the Investment Advisor. Independent trustees are compensated by the Trust at the total rate of $20,000 per year plus $2,500 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each independent trustee is $30,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments provided for in the Compensation Plan. If a trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

An officer of USBFS and the Trust serves as the Trust’s Chief Compliance Officer. USBFS receives an annual fee of $35,000 from the Trust for providing the services of the Chief Compliance Officer.

NOTE 4. INVESTMENT TRANSACTIONS
The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the year ended March 31, 2007, were as follows:

Fund	Purchases	Sales
Large Cap Equity	$572,722,621	$542,002,210
Large Cap Growth Equity	38,056,281	22,205,368
Mid Cap Equity	233,724,469	61,602,836
Small/Mid Cap Equity	4,351,173,640	3,382,236,676
Balanced	74,628,145	105,665,761
Intermediate Fixed Income	19,574,297	15,198,461

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $8,704,887 and $18,059,174 and sold $10,014,260 and $8,487,183, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio.

P / 48

NOTE 5. INCOME TAXES
As of March 31, 2007, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity	Large Cap Growth Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Cost of investments
for tax purposes	$587,968,574	$32,114,408	$185,454,494	$3,775,327,551	$84,391,153	$68,273,759
Gross tax unrealized
appreciation	135,753,299	2,774,647	17,115,645	789,659,513	14,950,142	236,171
Gross tax unrealized
depreciation	(10,468,586)	(723,615)	(3,881,631)	(99,592,406)	(1,315,338)	(471,769)
Net tax unrealized
appreciation (depreciation)
on investments	125,284,713	2,051,032	13,234,014	690,067,107	13,634,804	(235,598)
Undistributed ordinary
income	$10,097,609	-	$3,151,934	$65,768,999	$1,339,558	$19,262
Undistributed long-term
capital gains	$19,940,923	-	$40,901	$61,128,757	$4,295,800	-
Other accumulated
gains (losses)	($176,911)	($1,277,077)	($29,535)	($365,751)	($38,489)	($824,851)
Total accumulated
earnings (losses)	$155,146,334	$773,955	$16,397,314	$816,599,112	$19,231,673	($1,041,187)

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences arising from differing treatment of certain income (partnerships) and nondeductable current year net operating loss, reclassification adjustments were made to increase (decrease) the accounts listed below:

Fund	Paid-in Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Large Cap Equity	($1)	-	$1
Large Cap Growth Equity	(80,167)	$80,072	95
Mid Cap Equity	(197)	38,843	(38,646)
Small/Mid Cap Equity	(1)	12,290,542	(12,290,541)
Balanced	(1)	-	1
Intermediate Fixed Income	-	4,100	(4,100)

The tax components of capital loss carryovers as of March 31, 2007, and tax basis post-October losses as of March 31, 2007, which are not recognized until the first day of the following fiscal year are:

Expiring in	Large Cap Growth Equity	Intermediate Fixed Income
2011	$1,261,444	-
2014	-	$53,459
2015	-	$674,821
Total	$1,261,444	$728,280
Post-October Losses	-	$67,029

The tax composition of distributions paid during the years ended 3/31/07 and 3/31/06 were as follows:

	Large Cap Equity	Large Cap Growth Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Ordinary income 2007	$9,457,093	-	$235,644	$4,298,402	$3,077,892	$2,361,151
Ordinary income 2006	$2,943,996	-	-	$30,578,648	$3,337,740	$2,056,753
Long-term capital gain 2007	$38,426,042	-	-	$136,016,636	$7,102,884	-
Long-term capital gain 2006	-	-	-	$29,650,356	$3,782,624	-

The Fund's designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund's ralted to net capital gain to zero for the tax year ended March 31, 2007.

P / 49

Notes to Financial Statements

Rainier Funds
March 31, 2007 (Unaudited)

NOTE 6. DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has approved a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and Balanced Portfolio do not pay any distribution fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Advisor. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 7. ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board (“FASB”) released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of SFAS 157 and its impact on the financial statements has not yet been determined.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Large Cap Equity, Large Cap Growth Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2007, and the results of their operations, for the year then ended, and the changes in their net assets for each of the years or periods in the two-year period then ended, and their financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
May 18, 2007

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Tax Information

Rainier Funds
March 31, 2007 (Unaudited)

The percentage of dividend income distributed for the year ended March 31, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 56%, Mid Cap Equity Portfolio 13%, Small/Mid Cap Equity Portfolio 36% and Balanced Portfolio 23%.

The percentage of dividend income distributed for the year ended March 31, 2007, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 52%, Mid Cap Equity Portfolio 12%, Small/Mid Cap Equity Portfolio 32% and Balanced Portfolio 20%.

For the year ended March 31, 2007, the Large Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and the Balanced Portfolio designated $38,426,042, $136,016,636 and $7,102,884 respectively, as long-term capital gains dividends.

Directory of Funds’ Service Providers

Rainier Funds
March 31, 2007 (Unaudited)

INVESTMENT ADVISOR
Rainier Investment Management, Inc.®
601 Union Street, Suite 2801
Seattle, WA 98101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
355 South Grand Avenue
Suite 2000
Los Angeles, CA 90071

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

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Trustee and Officer Information

Rainier Funds
March 31, 2007 (Unaudited)

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee, and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund trustees and officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) 2003 to present. Chief Operating Officer of Homestead Capital (nonprofit housing projects) from 2000 to 2003, 6

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 6

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to present, 6

INTERESTED TRUSTEES AND OTHER OFFICERS

J. Glenn Haber*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Trustee, Chief Executive Officer, Secretary and Treasurer, January 1994, Principal of the Advisor, 6

John W. O’Halloran*

601 Union St., Ste. 2801, Seattle, WA 98101 (1960), President, June 2003, Officer of Columbia Management Co. (investment management) from 1983 to 2003, January 2005, Principal of the Advisor

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Michael E. Raney*

601 Union St., Ste. 2801, Seattle, WA 98101 (1948), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Robert M. Slotky

2020 E. Financial Way, Suite 100, Glendora, CA 91741 (1947), Vice President and Chief Compliance Officer, September 2004, AML Compliance Officer, September 2006, Vice President U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, Investment Company Administration, LLC from May 1997 to July 2001

* Denotes “interested person,” as that is defined by the 1940 Act.

+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

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General Information

Rainier Funds
March 31, 2007 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
Renewal of Investment Advisory Agreement

At a meeting of the Board of Trustees held on March 8, 2007, with all of the independent trustees present, the Board unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to approve the Advisory Agreement, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent trustees also discussed the proposed renewal in a private session at which no representatives of the Investment Advisor or other parties were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, extent and quality of services provided by the Investment Advisor

The Board reviewed the past services provided by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides high-quality advisory services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The Board also viewed favorably the Investment Advisor’s continued promotion of additional personnel involved with investment advisory and other services provided to the Funds.

Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds compared to relevant securities indexes and various peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (“Administrator”) using data from Lipper, Inc. and Morningstar with respect to various periods. The Board (including the independent trustees) concluded that each Fund’s performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees reviewed the Investment Advisor’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board also accepted the Investment Advisor’s assertion that, until recently, its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. Although the recent surge in the Investment Advisor’s assets under management has increased the profitability of the Funds overall, the Board accepted the Investment Advisor’s explanation about the significant recent and planned capital and other expenses (such as trading and compliance systems) needed because of recent growth. The trustees also noted that the Investment Advisor has stated that it has not saved expenses as a result of closing the Small/Mid Cap Equity Portfolio on March 31, 2006, to new investors.

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The Investment Advisor presented information showing that the advisory fees charged to the Funds are within the range of fees charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services that is needed for the Funds compared to comparably sized institutional clients. Based on those differences, the Board believes a comparison to the fees charged by the Investment Adviser to its institutional clients is of limited use.

The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Investment Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realizes that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. But the independent trustees did not disagree with the Investment Advisor’s assertion that the advisory fees compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The trustees noted that the Investment Advisor closed the largest Fund, the Small/Mid Cap Equity Portfolio, to new investors before that Fund became excessively large in its view. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund, particularly when the value added by the Investment Adviser is considered.

Fallout Financial Benefits

The Board (including the independent trustees) considered other actual and potential financial benefits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business. The Board and the independent trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

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Index Descriptions

The Standard & Poor’s (S&P) 500 Index® is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell Midcap® Index and the Russell 2500™ Index are unmanaged indices composed of the equities of companies ranging in value from approximately $2.0 to $14.8 billion and $218.4 million to $4.9 billion, respectively, as of June 30, 2006.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Balanced Index consists of 60% S&P 500 Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index.

The Lehman U.S. Government/Credit Intermediate Bond Index is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

The Funds' SEC Investment Company Act file number is 811-8270.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There are no “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2007 and 2006.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$122,000	$121,500
Audit-Related Fees	None	None
Tax Fees	$27,400	$26,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Disclosure Controls & Procedures Committee have reviewed that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such Committee have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rainier Investment Management Mutual Funds

By (Signature and Title)*   /s/ J. GLENN HABER
J. Glenn Haber
Chief Executive Officer and Treasurer

Date           June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ J. GLENN HABER
J. Glenn Haber
Chief Executive Officer and Treasurer

Date           June 7, 2007

* Print the name and title of each signing officer under his or her signature.